EXHIBIT 99.01

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section1350, chapter 63 of title 18, United States Code), I, Thomas
V. Geimer, the Chief Executive Officer and Chief Financial Officer of Accelr8 Technology Corporation (the "Corporation"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:

     The Annual Report on Form 10-KSB for the year ended July 31, 2002 (the "Form 10-KSB") of the Corporation fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Corporation.



Dated: November 5, 2002                          /s/ Thomas V. Geimer
                                                 -------------------------------
                                                 Thomas V. Geimer
                                                 Chief Executive Officer and
                                                 Chief Financial Officer